UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 24, 2008

                        Total Nutraceutical Solutions
               ----------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                    0-52864             26-0561199
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

          2811 Reidville Road, Suite 23, Spartanburg, SC  29301
          -----------------------------------------------------
                (Address of principal executive offices)

                             (864) 316-2909
                       ---------------------------
                       (Issuer's telephone number)

                                      n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

Item 7.01  Regulation FD Disclosure

On November 24, 2008, Total Nutraceutical Solutions, (the "Company") a Nevada corporation, issued a press release that the Company has acquired from The Penn State Research Foundation an option to license an invention entitled "Rapid Generation of Vitamin D2 from Mushrooms and Fungi Using Pulsed UV-light."

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits:

99.1 Press release issued on November 24, 2008 by Total Nutraceutical
Solutions.*

* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Total Nutraceutical Solutions
                                 -----------------------------
                                           Registrant


Dated:  November 24, 2008       By: /s/ Frank Arnone
                                ------------------------------------
                                Name:   Frank Arnone
                                Title:  President/Director